UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2009

Celera Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34116	26-2028576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, California 94502

(Address of Principal Executive Offices)

(510) 749-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 22, 2009, Celera Corporation (the “Company”) reported preliminary revenue results for its second quarter ended June 27, 2009. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On July 21, 2009, the Company committed to a restructuring program. As part of the restructuring program, the Company eliminated approximately 80 full-time positions nationally, or 13% of the workforce. The Company expects to incur restructuring charges of approximately $3.2 million in connection with the program. Total restructuring charges are expected to include approximately $2.7 million for severance related costs and approximately $0.5 million related to the closure of various leased facilities. Total cash expenditures associated with the restructuring plan are expected to be approximately $3.1 million. The Company expects to complete the restructuring program by the end of the third quarter of 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is furnished with this Current Report on Form 8-K:

99.1	News Release dated July 22, 2009

Forward Looking Statements.

Celera’s statements regarding expected costs, charges and timing in connection with the restructuring program in this Current Report on Form 8-K are forward-looking statements and are based on Celera’s current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, Celera notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, and results of the Company’s business include, but are not limited to, the risks and uncertainties that: (1) the costs associated with the restructuring program exceed current estimates; (2) the Company is unable to recognize the cost savings anticipated with the restructuring program; (3) macroeconomic conditions may harm the Company’s business; and (4) the Company is unable to keep its key employees or recruit the personnel needed to run its business. The foregoing list sets forth some, but not all, of the factors that could affect the Company’s ability to achieve results described in any forward-looking statements. For additional information about risks and uncertainties the Company faces and a discussion of the Company’s financial statements and footnotes, see documents the Company files with the SEC, including its transition report on Form 10-KT and all subsequent periodic reports. The Company assumes no obligation and expressly disclaims any duty to update forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of subsequent events except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERA CORPORATION

Date: July 27, 2009	By:	/s/ Scott Milsten
Scott Milsten
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	News Release dated July 22, 2009